UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2019 (November 5, 2019)

COMMUNITY HEALTHCARE TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-37401	46-5212033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067
(Address of principal executive offices) (Zip Code)

(615) 771-3052
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	CHCT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01    Other Events

Community Healthcare Trust Incorporated (the "Company") is presenting Rule 3-14 financial statements for Kindred Rehabilitation Hospital and Smokey Point Behavioral Center in accordance with the requirements of Rule 3-14 of Regulation S-X.

On February 22, 2019, the Company, through a subsidiary of its operating partnership, Community Healthcare OP, LP, acquired from LS Humble Lessor Corporation, Kindred Rehabilitation Hospital, a 55,646 square foot inpatient rehabilitation hospital in Humble, Texas, for a purchase price of approximately $28.5 million.

On August 6, 2019, the Company, through a subsidiary of its operating partnership, Community Healthcare OP, LP, acquired from Vest Seattle Realty, LLC, Smokey Point Behavioral Center, a 70,100 square foot behavioral hospital in Marysville, Washington, for a purchase price of approximately $27.5 million.

Item 9.01   Financial Statements and Exhibits

(a) Financial Statements of Properties Acquired.

The following Historical Statements of Revenues and Certain Direct Operating Expenses are set forth in Exhibits 99.1 and 99.2 which are attached hereto and incorporated by reference.

Exhibit 99.1	Financial Statements of Property Acquired - Kindred Rehabilitation Hospital
Independent Auditor's Report
Historical Statement of Revenues and Certain Direct Operating Expenses for the Year Ended December 31, 2018
Notes to the Historical Statement of Revenues and Certain Direct Operating Expenses

Exhibit 99.2	Financial Statements of Property Acquired - Smokey Point Behavioral Center
Independent Auditor's Report
Historical Statements of Revenues and Certain Direct Operating Expenses for the Six Months Ended June 30, 2019 (unaudited) and the Year Ended December 31, 2018
Notes to the Historical Statement of Revenues and Certain Direct Operating Expenses

b) Pro Forma Financial Information.

The following pro forma financial statements and related notes are set forth in Exhibit 99.3 which are attached hereto and incorporated by reference.

Exhibit 99.3	Pro Forma Financial Information
Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2019
Unaudited Pro Forma Consoldiated Statement of Operations for the Year Ended December 31, 2018
Notes to the Unaudited Pro Forma Consolidated Statement of Operations

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of BDO USA, LLP
99.1	Financial Statements of Property Acquired - Kindred Rehabilitation Hospital
99.2	Financial Statements of Property Acquired - Smokey Point Behavioral Center
99.3	Unaudited Pro Forma Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTHCARE TRUST INCORPORATED

	By:	/s/ David H. Dupuy David H. Dupuy Executive Vice President and Chief Financial Officer
Date: November 5, 2019

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of BDO USA, LLP
99.1	Financial Statements of Property Acquired - Kindred Rehabilitation Hospital
99.2	Financial Statements of Property Acquired - Smokey Point Behavioral Center
99.3	Unaudited Pro Forma Financial Information

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